                                                                   EXHIBIT 10.23

                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT

          This Amendment to Securities Purchase Agreement (the "Amendment") dated as of November ___, 1999, is entered into by and between MIDDLE BAY OIL COMPANY, INC., an Alabama corporation ("Corporation") and Shoemaker Family Partners, LP, a New Jersey limited partnership ("SFP").

                                   RECITALS

     WHEREAS, on August 27, 1999, the Corporation and SFP entered into a certain Securities Purchase Agreement (the "Agreement"); and

     WHEREAS, the parties hereto wish to amend the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All references to "Compass Senior Credit Agreement", "Compass Senior Debt", and "Compass Senior Debt Documents" in the Agreement and all related documents (including the Note and Warrants) are hereby replaced with the terms "Senior Credit Agreement", "Senior Debt", and "Senior Debt Documents" respectively.

     2.   Section 1.1 is hereby amended to include the following terms:

          "Senior Credit Agreement" means that certain Restated Credit Agreement dated November ___, 1999, by and among Middle Bay Oil Company, Inc., Enex Resources Corporation and Middle Bay Production Company, Inc., as borrowers, and Bank One, Texas, N.A., as agent and a lender, and each other lender or agent now or hereafter a party thereto and their successors and assigns, and any replacements, refinancings, amendments, renewals or extensions thereof, whether with the existing agent and lenders or other agents and lenders."

          "Senior Debt" means all Debt of the Company or any of its Subsidiaries outstanding under the Senior Debt Documents, including all renewals, extensions, increases, refinancings, restatements and replacements thereof."

          "Senior Debt Documents" means the Senior Credit Agreement and all promissory notes, security agreements, mortgages, deeds of trust, assignments, guaranties and other documents, instruments and agreements executed and delivered pursuant to the Senior Credit Agreement evidencing, securing, guaranteeing or otherwise pertaining to the Senior Debt and all other obligations arising under the Senior Credit Agreement, as the foregoing may be amended, renewed, extended, supplemented, increased or otherwise modified from time to time."

     3. The following definition in Section 1.1 is hereby deleted in its entirety and replaced with the following:

          "Senior Lender" means any holder of any Senior Debt."

     4.   Exhibit H.  Exhibit H of the Agreement is hereby deleted in its
          ----------
entirety and replaced with Exhibit H attached hereto.

     5.   Terms Defined in Agreement.  As used herein, each term defined in the
          ---------------------------
Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     6.   Full Force and Effect.  Except with respect to the changes made in
          ----------------------
this Amendment, the terms and provisions of the Agreement are in full force and effect.

     7.   Notices.  Any notice to be given by any party hereunder to any other
          --------
shall be in writing, mailed by certified or registered mail, return receipt requested, and shall be addressed to the other parties at the addresses listed on the signature pages hereof. All such notices shall be deemed to be given three (3) days after the date of mailing thereof.

     8.   Binding Effect.  This Amendment shall be binding upon the parties
          ---------------
hereto and their respective successors, personal representatives and permitted assigns.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


"CORPORATION"

MIDDLE BAY OIL COMPANY, INC.

By:___________________________________________
Name: Floyd C. Wilson
Title: President and Chief Executive Officer

Address for Notice:

Middle Bay Oil Company, Inc.
1221 Lamar Street, Suite 1020
Houston, TX 77010
Fax: (713) 650-0352

"SFP"

SHOEMAKER FAMILY PARTNERS, LP



By:___________________________________________
Name:
Title:


Address for Notice:

Shoemaker Family Partners, LP
60 Brushhill Road
Kinnelon, NJ 07405
Fax: (310) 444-3833

                                   EXHIBIT H
                     OTHER SECURITIES PURCHASE AGREEMENTS



     Securities Purchase Agreement by and between 3TEC Energy Company L.L.C. and Middle Bay Oil Company, Inc., dated July 1, 1999


     Securities Purchase Agreement by and between Shoeinvest II, LP and Middle Bay Oil Company, Inc., dated August 27, 1999


     Securities Purchase Agreement by and between The Prudential Insurance Company of America and Middle Bay Oil Company, Inc., dated October 19, 1999